Regulatory Requirements and Other Restrictions	12 Months Ended
Dec. 31, 2023
Broker-Dealer, Net Capital Requirement, SEC Regulation [Abstract]
Regulatory Requirements and Other Restrictions	Regulatory Requirements and Other Restrictions
Truist Bank is subject to laws and regulations that limit the amount of dividends it can pay. In addition, both Truist and Truist Bank are subject to various regulatory restrictions relating to the payment of dividends, including requirements to maintain capital at or above regulatory minimums, and to remain “well-capitalized” under the prompt corrective action regulations.

Truist is subject to various regulatory capital requirements administered by the Federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance-sheet items calculated pursuant to regulatory directives. Truist’s capital amounts and classification also are subject to qualitative judgments by the regulators about components, risk weightings and other factors. Truist is in full compliance with these requirements. Banking regulations also identify five capital categories for IDIs: well-capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. At December 31, 2023 and 2022, Truist and Truist Bank were classified as “well-capitalized,” and management believes that no events or changes have occurred subsequent to year end that would change this designation.

Quantitative measures are established by regulation to ensure capital adequacy require Truist to maintain minimum capital ratios. Risk-based capital ratios, which include CET1, Tier 1 capital and Total capital, are calculated based on regulatory guidance related to the measurement of capital and risk-weighted assets. The following table provides additional detail on regulatory capital ratios:

(Dollars in millions)	Minimum Capital(1)	Well-Capitalized	December 31, 2023		December 31, 2022
			Ratio	Amount	Ratio	Amount
Truist Financial Corporation:
CET1	4.5%	NA	10.1%	$42,671	9.0%	$39,098
Tier 1 capital	6.0	6.0	11.6	49,341	10.5	45,768
Total capital	8.0	10.0	13.7	58,063	12.4	54,072
Leverage	4.0	NA	9.3	49,341	8.5	45,768
Supplementary leverage	3.0	NA	7.9	49,341	7.3	45,768
Truist Bank:
CET1	4.5	6.5	11.7	48,387	10.6	45,237
Tier 1 capital	6.0	8.0	11.7	48,387	10.6	45,237
Total capital	8.0	10.0	13.3	55,227	12.1	51,633
Leverage	4.0	5.0	9.2	48,387	8.5	45,237
Supplementary leverage	3.0	NA	7.9	48,387	7.3	45,237
(1)Truist is subject to an SCB requirement of 2.9% applicable to Truist as of December 31, 2023. Truist’s SCB requirement, received in the 2023 CCAR process, is effective from October 1, 2023 to September 30, 2024. Truist Bank is subject to a CCB requirement of 2.5%. The SCB and CCB are amounts above the minimum levels designed to ensure that banks remain well-capitalized, even in adverse economic scenarios.

As an approved seller/servicer, Truist Bank is required to maintain minimum levels of capital, as specified by various agencies, including the U.S. Department of Housing and Urban Development, GNMA, FHLMC, and FNMA. At December 31, 2023 and 2022, Truist Bank’s capital was above all required levels.